EXHIBIT 10.12

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May     , 2010, by and among ImmunoCellular Therapeutics, Ltd., a Delaware corporation (the “Company”), and those securityholders of the Company appearing as signatories hereto (the “Investors”).

R E C I T A L S

WHEREAS, under the terms of the private placement (the “Offering”) effected pursuant to the Company’s Offering Memorandum Supplement No. 3 to Offering Memorandum dated March 10, 2010 (collectively, the “Offering Memorandum”), the Company agreed to register the shares of the Company’s common stock and common stock issuable upon exercise of the warrants sold in the Offering;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Company” means ImmunoCellular Therapeutics, Ltd., a Delaware corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” and “Holders” means (i) the Investor, (ii) any other person who purchased Units pursuant to the Offering Memorandum, and (iii) any person holding Registrable Securities to whom the registration rights have been validly transferred.

“Investor” means each purchaser of Units in the Offering.

“Registrable Securities” means (i) the shares of the Company’s common stock issued to the Investor in connection with the Investor’s purchase of the Units, (ii) the shares of the Company’s common stock that are issuable upon exercise of the Warrants issued to the Investor in connection with the Investor’s purchase of the Units, and (iii) any common stock of the Company issued or issuable in respect of the foregoing shares of the Company’s common stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the securities registered by the Holders.

“Units” means a share of the Company’s common stock and a warrant to purchase 0.5 of a share of the Company’s common stock sold as a unit pursuant to the Offering Memorandum.

“Warrant” and “Warrants” means those common stock purchase warrants issued by the Company as part of the Units sold pursuant to the Offering Memorandum.

2. Registration

2.1 Registration Filing.

(a) Filing for Registrable Securities. The Company shall file with the Commission, within sixty days following the completion of the Offering, a registration statement for the resale of all of the Registrable Securities.

(b) Inclusion of Other Shares. The Company may, at its option, include shares held by other stockholders of the Company or shares to be issued by the Company in any such registration statement filed under this Section 2.1.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to Section 2.1 shall be borne by the Company; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of any underwriter’s commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

2.3 Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

(a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its reasonable best efforts to cause such registration statement to become and remain effective until (i) the second anniversary following the date the registration statement is declared effective, (ii) all of the Registrable Securities included in the registration statement have been sold, or (iii) all of the Registrable Securities may be sold under Rule 144 without any volume limitation, whichever comes first, except that the Company shall be permitted to suspend the use of the registration statement during certain periods as set forth below in this Section 2.3; and

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

Notwithstanding the foregoing, the Company shall notify each Holder whose securities are included in a registration of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Company may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Company that the use of the applicable prospectus may be resumed (the period of such suspension shall be a “Blackout Period”). The Company shall ensure that the use of the prospectus may be resumed as soon as is reasonably practicable. The Company shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Company declares one or more Blackout Periods, the two-year anniversary period set forth in Section 2.3(a) shall be extended by the number of days that constitute any such Blackout Periods.

2.4 Indemnification

(a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its officers and directors, each person who controls the Company within the meaning of Section 15 of the Securities Act, each other holder of the Company’s securities covered by such registration statement, and each such holder’s officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other holders or their officers, directors, or control persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.4(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 2.4(b).

(c) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3. Transfer of Rights. The rights granted under Section 2 of this Agreement may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder’s Warrants or Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) written notice is promptly given to the Company; and (iii) such transferee or assignee agrees in writing to be bound by the provisions of this Agreement and by any other agreement reasonably necessary to ensure compliance with federal, state, and foreign securities laws.

4. No Monetary Damages. So long as the Company has used its reasonable best efforts to comply with its registration-related obligations that are described in this Agreement, in no event will the Investor or any other Holder be entitled to receive any monetary damages or other damages from the Company (i) if the Registrable Securities are not registered with the Commission pursuant to an effective registration statement, (ii) if a current prospectus relating to the resale of the Registrable Securities is not on file with the Commission, or (iii) if the effectiveness of such registration statement is not maintained for the two-year period described in this Agreement.

5. Miscellaneous.

5.1 Consent to Jurisdiction. The Company and the Holders (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court and the courts of the State of California located in Los Angeles, California, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5.1 shall affect or limit any right to serve process in any other manner permitted by law.

5.2 Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and a majority in interest of the Holders.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Eastern Standard Time, on a business day, (ii) the first business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Eastern Standard Time, on any date and earlier than 11:59 p.m., Eastern Standard Time, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

(x)	if to the Company: ImmunoCellular Therapeutics, Ltd. Attention: President 21900 Burbank Boulevard 3rd Floor Woodland Hills, California 91367 Telecopier: (818) 992-2908 Telephone: (818) 992-2907

(y)	if to a Holder, at the Holder’s address set forth in the signature pages to this Agreement or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

5.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

5.7 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.8 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

IMMUNOCELLULAR THERAPEUTICS, LTD.

By:

Name:	Manish Singh, Ph.D.
Title:	President

SECURITYHOLDER:

(Signature)

Name:

Common stock shares to be registered:

Warrant shares to be registered:

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